SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

*Revised*

TERM SHEET

October 19, 2004

$966,000,000 (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

CLASSES A1, A2, M1, M2, M3, M4, M5, M6 & M7

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Originator

Servicer

Master Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Structure Summary

Asset Backed Securities Corp. Home Equity Loan Trust 2004-HE8

Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Principal Payment Window(2) (months)
A1 (3)	565,500,000	Senior / FLT	AAA/AAA/Aaa	2.25	1 - 73
A2 (3)	231,000,000	Senior / FLT	AAA/AAA/Aaa	2.31	1 - 73
M1 (3)	54,000,000	Mezzanine / FLT	AA+/AA+/Aa2	4.61	43 - 73
M2 (3)	57,500,000	Mezzanine / FLT	A/A/A2	4.45	40 - 73
M3 (3)	18,000,000	Mezzanine / FLT	A-/A-/A3	4.38	39 - 73
M4 (3)	16,500,000	Mezzanine / FLT	BBB+/BBB+/Baa1	4.36	38 - 73
M5 (3)	13,500,000	Mezzanine / FLT	BBB/BBB/Baa2	4.34	38 - 73
M6 (3)	10,000,000	Mezzanine / FLT	BBB-/BBB-/Baa3	4.34	38 - 73
Total	966,000,000

Non-Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Principal Payment Window(2)
M7 (3)	10,000,000	Mezzanine / FLT	BB+/BB+/Ba1	4.31	37 - 73

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% optional clean-up call at the Pricing Speed.

(3)

The Certificates will accrue interest at a rate based on LIBOR plus a margin, subject to the related Available Funds Cap.  The margin on the Class A1 and Class A2 Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, and Class M7 Certificates will increase 1.5x after the first Distribution Date on which the optional clean-up call is exercisable.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Summary of Terms

Cut-off Date:	December 1, 2004
Expected Pricing:	On or about October [20], 2004
Mortgage Originator:	New Century Mortgage Corporation
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	On or about December 3, 2004 (the “Closing Date")
Servicer:	Ocwen Federal Bank FSB
Master Servicer	Wells Fargo Bank N.A.
Trustee:	U.S. Bank National Association
Class A Certificate Insurer:	Financial Security Assurance Inc. (“FSA”)
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Manager:	Countrywide Securities Corporation
Record Date:

With respect to any Distribution Date, for the Class A1, Class A2,  Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on January 25, 2005.
Interest Accrual:

Interest on the Class A1, Class A2,  Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

ERISA:	All of the Offered Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	No Class of Offered Certificates is expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.
Servicing Fee:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Master Servicing Fee:	The master servicing fee will be paid before current interest on all Certificates.
Trustee Fee:	The trustee fee is expected to be zero. All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.
Class A Certificate Guaranty Insurance Policy:

The Class A1 Certificates will have the benefit of the certificate guaranty insurance policy.  The Class A2 Certificates may have the benefit of the certificate guaranty insurance policy.  The insurance policy will, in general, guarantee accrued and unpaid interest on the Class A1 Certificates and if insured, on the Class A2 Certificates on each distribution date and the principal amount then owing on the Class A1 Certificates and if insured, on the Class A2 Certificates on the final distribution date in [December 2034].  The Class A Certificate Guaranty Insurance Policy will not provide credit enhancement for any class of certificates other than the Class A1 Certificates and if insured, the Class A2 Certificates.

Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans.
Offered Certificate Ratings:

[It is a condition to the issuance of Offered Certificates that the Class A1and Class A2 Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch Ratings (“Fitch”) and “Aaa” from Moody’s Investors Service (“Moody’s”), that the Class M1 Certificates receive a rating of “AA+” from S&P, “AA+” from Fitch and “Aa2” from Moody's, that the Class M2 Certificates receive a rating of “A” from S&P, “A” from Fitch and “A2” from Moody's, that the Class M3 Certificates receive a rating of “A-” from S&P, “A-” from Fitch and “A3” from Moody's, that the Class M4 Certificates receive a rating of “BBB+” from S&P, “BBB+” from Fitch and “Baa1” from Moody's, that the Class M5 Certificates receive a rating of “BBB” from S&P, “BBB” from Fitch and “Baa2” from Moody's, that the Class M6 Certificates receive a rating of “BBB-“ from S&P, “BBB-” from Fitch and “Baa3” from Moody’s and that the Class M7 Certificates receive a rating of "BB+" from S&P, "BB+" from Fitch and "Ba1" from Moody's.]

Registration:	Book-entry form through DTC and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable local, state or federal law.   It is expected that all mortgage loans will have been originated in accordance with applicable local, state or federal law, and will not be considered “High Cost”, as defined in the applicable predatory and abusive lending laws.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Seller and Originator will make representations and warranties to the Trust.

Pricing Speed:

Fixed Rate:

115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining

at 20% CPR thereafter.)

ARM:

100% PPC: (100% PPC: 4% - 28% CPR over 12 months, remaining

at 28% CPR until month 24, remaining at 55% CPR from

month 25 to 28, remaining at 35% CPR thereafter.)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Certificates:

Group I Certificates:

Class A1 Certificates

Group II Certificates:

Class A2 Certificates

Class A Certificates:

Class A1 and Class A2 Certificates

Offered Certificates:

Class A1, Class A2, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates.

Class M Certificates:

Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates.

Interest Distributions:

Interest collections (net of the Servicing Fee and the Master Servicing Fee) will generally be allocated in the following priority:

1.

To FSA, any accrued and unpaid premiums.

2.

To the counterparty, the Cap Fee for that Distribution Date and any unpaid Cap Fees due from preceding Distribution Dates.

3.

Pari-Passu to the Class A1 and Class A2 Certificates current interest plus unpaid interest shortfalls, if any.

4.

To FSA, any reimbursement for amounts paid under the under the Class A Certificate Guaranty Insurance Policy, together with interest thereon at the rate set forth in the pooling and servicing agreement.

5.

To the Class M1 Certificates current interest.

6.

To the Class M2 Certificates current interest.

7.

To the Class M3 Certificates current interest.

8.

To the Class M4 Certificates current interest.

9.

To the Class M5 Certificates current interest.

10.

To the Class M6 Certificates current interest.

11.

To the Class M7 Certificates current interest.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

 Pay the Class A Certificates to zero. The Class A1 Certificates will be paid the Group I Percentage of the total principal remittance amount until such class principal balance has been reduced to zero.  The Class A2 Certificates will be the Group II Percentage of the total principal remittance amount until such class principal balance has been reduced to zero.  After the class principal balance of either group of Class A Certificates has been reduced to zero, any remaining amounts will be distributed to the other group, if outstanding.

2.

To FSA, any reimbursement for amounts paid under the Class A Certificate Guaranty Insurance Policy, to the extent not paid pursuant to “-Interest Distributions” above, together with interest thereon at the rate set forth in the pooling and servicing agreement.

3.

Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1

Pay the Class A Certificates to their target enhancement level (the “Class A Principal Distribution Amount”).  The Class A1 Certificates will be paid the Group I Percentage of the Class A Principal Distribution Amount until such class principal balance has been reduced to zero.  The Class A2 Certificates will be paid the Group II Percentage of the Class A Principal Distribution Amount until such class principal balance has been reduced to zero.  After the class principal balance of either group of Class A Certificates has been reduced to zero, any remaining amounts will be distributed to the other group, if outstanding.

2.

To FSA, any reimbursement for amounts paid under the Class A Certificate Guaranty Insurance Policy, to the extent not paid pursuant to “-Interest Distributions” above, together with interest thereon at the rate set forth in the pooling and servicing agreement.

3.

Pay the Class M1 Certificates to their targeted enhancement level.

4.

Pay the Class M2 Certificates to their targeted enhancement level.

5.

Pay the Class M3 Certificates to their targeted enhancement level.

6.

Pay the Class M4 Certificates to their targeted enhancement level.

7.

Pay the Class M5 Certificates to their targeted enhancement level.

8.

Pay the Class M6 Certificates to their targeted enhancement level.

9.

Pay the Class M7 Certificates to their targeted enhancement level.

Group I Percentage:	The principal remittance amount for the Group I Collateral divided by the principal remittance amount for the total collateral.
Group II Percentage:	The principal remittance amount for the Group II Collateral divided by the principal remittance amount for the total collateral.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Overcollateralization Provisions:

Any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates in an amount equal to the principal portion of any realized losses on the mortgage loans.

2.

To the Certificates to build the Overcollateralization Amount to the target level.

3.

To FSA, any reimbursement amounts paid under the Class A Certificate Guaranty Insurance Policy, to the extent not otherwise paid pursuant to “-Principal Distributions” and “-Interest Distributions” above, together with interest thereon at the rate set forth in the pooling and servicing agreement to the extent not previously reimbursed.

4.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates and Class M7 Certificates, in that order.

5.

Reimbursement for prepayment interest shortfalls, first pari-passu to the Class A1 and Class A2 Certificates, then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates and Class M7 Certificates, in that order.

6.

Carry Forward Amount first pari-passu to the Class A1 and Class A2 Certificates, and then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates and Class M7 Certificates, in that order, subject to weighted average pass through rates on the Certificates, to the extent not otherwise paid pursuant to the Cap Contracts.

Group I Net WAC Rate	The Group I weighted average mortgage rate less the sum of the Servicing Fee rate and Master Servicing Fee rate.
Group II Net WAC Rate	The Group II weighted average mortgage rate less the sum of the Servicing Fee rate and Master Servicing Fee rate.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Available Funds Cap:

The Class A Certificates will generally be subject to their related Available Funds Cap equal to their related group Net WAC Rate less (expressed as a percentage of their groups respective outstanding collateral balance) the related Cap Fee rate, and with respect to the Group I Available Funds Cap, the Class A1 Certificate insurer fee rate, and with respect to the respect to the Group II Available Funds Cap, if insured, the Class A2 Certificate insurer fee rate.

The Class M Certificates will generally be subject to their related Available Funds Cap equal to (a) the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates), of the Available Funds Cap for each of Group I and Group II less the related Cap Fee rate (expressed as a percentage of the aggregate principal balance of the Mortgage Loans less the current principal balance of the Class A Certificates).

Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make required interest payments to a class of Certificates due to the related Available Funds Cap, amounts unpaid to such class of Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

Overcollateralization:

Overcollateralization will be fully-funded at approximately [2.40%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to approximately [4.80%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in [January 2008] and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [40.70%].

Credit Enhancement:

Enhancement Percentages
	Class A's	Class M1	Class M2	Class M3	Class M4	Class M5	Class M6	Class M7
Initially
(as % of the aggregate original principal balance)
Subordination	17.95%	12.55%	6.80%	5.00%	3.35%	2.00%	1.00%	0.00%
Overcollateralization	2.40%	2.40%	2.40%	2.40%	2.40%	2.40%	2.40%	2.40%
Total Enhancement	20.35%	14.95%	9.20%	7.40%	5.75%	4.40%	3.40%	2.40%

After Anticipated Stepdown
(as % of the aggregate outstanding principal balance)
Subordination	35.90%	25.10%	13.60%	10.00%	6.70%	4.00%	2.00%	0.00%
Overcollateralization	4.80%	4.80%	4.80%	4.80%	4.80%	4.80%	4.80%	4.80%
Total Enhancement	40.70%	29.90%	18.40%	14.80%	11.50%	8.80%	6.80%	4.80%

Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1and Class A2 Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates will increase by 1.5x.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Cap Contract:

The Trust will include Cap Contracts for the benefit of the Group I Certificates, Group II Certificates and Class M Certificates.  The notional balance, strike and ceiling rate of each Cap Contract for any Distribution Date will be based on the applicable amount specified in the charts on Pages 11 through 13.  In exchange for a monthly fee (“Cap Fee”), the counterparty will be obligated to make monthly payments to the Trust when one-month LIBOR is equal to, or exceeds the strike rate beginning with the Distribution Date in [February] 2005.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate.  The Group I Certificates Cap Contract will terminate after the Distribution Date in [April 2008], the Group II Certificates Cap Contract will terminate after the Distribution Date in [October 2007] and the Class M Certificates Cap Contract will terminate after the Distribution Date in [October 2007].

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date	Percentage
January 2008 – December 2008	[3.25%] for the first month, plus an additional 1/12th of [1.75%] for each month thereafter.
January 2009 – December2009	[5.00%] for the first month, plus an additional 1/12thth of [1.50%] for each month thereafter.
January 2010 – December 2010	[6.50%] for the first month, plus an additional 1/12th of [0.50%] for each month thereafter.
January 2011 and thereafter	[7.00%]

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Group I Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	N/A	N/A	N/A	21	316,195,186	6.63	10.00
2	573,782,993	6.59	10.00	22	303,683,909	6.89	10.00
3	566,418,865	6.99	10.00	23	289,566,732	7.73	10.00
4	557,716,726	6.61	10.00	24	263,905,280	7.91	10.00
5	547,693,117	6.72	10.00	25	239,848,552	7.72	10.00
6	536,372,144	6.61	10.00	26	217,293,712	7.71	10.00
7	523,785,543	6.72	10.00	27	197,277,490	8.34	10.00
8	509,972,693	6.62	10.00	28	185,640,989	7.85	10.00
9	494,980,542	6.62	10.00	29	174,403,531	9.02	10.00
10	478,863,484	6.72	10.00	30	163,551,259	8.77	10.00
11	461,980,074	6.62	10.00	31	153,070,801	9.02	10.00
12	445,550,409	6.72	10.00	32	142,949,255	8.76	10.00
13	429,562,302	6.62	10.00	33	133,174,168	8.76	10.00
14	414,003,895	6.62	10.00	34	123,733,523	9.15	10.00
15	398,863,644	7.01	10.00	35	114,615,725	9.87	10.00
16	384,130,321	6.62	10.00	36	105,809,034	10.00	10.00
17	369,792,995	6.73	10.00	37	97,303,228	9.86	10.00
18	355,841,030	6.62	10.00	38	97,303,228	9.85	10.00
19	342,264,077	6.73	10.00	39	97,303,228	10.00	10.00
20	329,052,063	6.62	10.00	40	97,303,228	9.97	10.00

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Group II Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	N/A	N/A	N/A	18	133,889,087	6.83	9.50
2	214,452,109	6.70	9.50	19	128,874,966	6.96	9.50
3	211,707,889	7.26	9.50	20	123,993,670	6.83	9.50
4	208,470,829	6.81	9.50	21	119,241,675	6.83	9.50
5	204,747,131	6.94	9.50	22	114,615,550	7.22	9.50
6	200,545,752	6.81	9.50	23	108,841,333	7.82	9.50
7	195,878,430	6.95	9.50	24	99,693,234	8.02	9.50
8	190,759,683	6.81	9.50	25	91,105,153	7.82	9.50
9	185,206,786	6.81	9.50	26	83,041,482	7.82	9.50
10	179,239,719	6.95	9.50	27	76,211,464	8.54	9.50
11	173,023,991	6.82	9.50	28	71,916,162	8.05	9.50
12	166,972,980	6.95	9.50	29	67,764,792	9.03	9.50
13	161,082,314	6.82	9.50	30	63,752,433	8.76	9.50
14	155,347,737	6.82	9.50	31	59,874,335	9.02	9.50
15	149,765,105	7.31	9.50	32	56,125,914	8.75	9.50
16	144,330,386	6.82	9.50	33	52,502,743	8.75	9.50
17	139,039,654	6.96	9.50	34	49,000,547	9.25	9.50

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Class M Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	N/A	N/A	N/A	18	179,500,000	6.63	9.50
2	179,500,000	6.56	9.50	19	179,500,000	6.75	9.50
3	179,500,000	7.04	9.50	20	179,500,000	6.63	9.50
4	179,500,000	6.61	9.50	21	179,500,000	6.63	9.50
5	179,500,000	6.74	9.50	22	179,500,000	6.94	9.50
6	179,500,000	6.61	9.50	23	179,500,000	7.70	9.50
7	179,500,000	6.74	9.50	24	179,500,000	7.89	9.50
8	179,500,000	6.62	9.50	25	179,500,000	7.69	9.50
9	179,500,000	6.62	9.50	26	179,500,000	7.69	9.50
10	179,500,000	6.74	9.50	27	179,500,000	8.37	9.50
11	179,500,000	6.62	9.50	28	179,500,000	7.85	9.50
12	179,500,000	6.74	9.50	29	179,500,000	8.98	9.50
13	179,500,000	6.62	9.50	30	179,500,000	8.72	9.50
14	179,500,000	6.62	9.50	31	179,500,000	8.98	9.50
15	179,500,000	7.06	9.50	32	179,500,000	8.71	9.50
16	179,500,000	6.62	9.50	33	179,500,000	8.71	9.50
17	179,500,000	6.75	9.50	34	179,500,000	9.14	9.50

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Bond Sensitivity Tables

To Call

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	18.48	4.43	2.73	2.25	1.40	1.26	1.14
Mod Durn	14.57	4.09	2.61	2.17	1.38	1.24	1.13
Principal Window	1 - 341	1 - 152	1 - 90	1 - 73	1 - 32	1 - 26	1 - 25

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	18.37	4.59	2.82	2.31	1.43	1.27	1.16
Mod Durn	14.44	4.21	2.69	2.22	1.40	1.25	1.14
Principal Window	1 - 341	1 - 152	1 - 90	1 - 73	1 - 33	1 - 27	1 - 25

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	25.97	8.43	5.15	4.61	3.70	3.07	2.72
Mod Durn	18.71	7.47	4.79	4.33	3.53	2.95	2.63
Principal Window	261 - 341	49 - 152	40 - 90	43 - 73	33 - 46	27 - 38	25 - 33

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	25.97	8.43	5.12	4.45	3.84	3.17	2.77
Mod Durn	17.42	7.25	4.67	4.12	3.61	3.01	2.64
Principal Window	261 - 341	49 - 152	38 - 90	40 - 73	42 - 46	34 - 38	30 - 33

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	25.97	8.43	5.10	4.38	3.57	2.93	2.59
Mod Durn	17.11	7.19	4.63	4.04	3.35	2.79	2.47
Principal Window	261 - 341	49 - 152	38 - 90	39 - 73	40 - 46	32 - 38	29 - 33

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Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	25.97	8.43	5.10	4.36	3.44	2.83	2.51
Mod Durn	16.15	7.02	4.56	3.97	3.20	2.66	2.38
Principal Window	261 - 341	49 - 152	37 - 90	38 - 73	38 - 46	31 - 38	28 - 33

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	25.97	8.43	5.08	4.34	3.36	2.76	2.45
Mod Durn	15.97	6.99	4.53	3.94	3.12	2.60	2.32
Principal Window	261 - 341	49 - 152	37 - 90	38 - 73	37 - 46	30 - 38	27 - 33

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	25.97	8.43	5.08	4.34	3.29	2.72	2.42
Mod Durn	13.56	6.50	4.32	3.78	2.97	2.50	2.24
Principal Window	261 - 341	49 - 152	37 - 90	38 - 73	36 - 46	29 - 38	26 - 33

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	25.97	8.43	5.08	4.31	3.25	2.68	2.39
Mod Durn	13.56	6.50	4.32	3.76	2.94	2.46	2.21
Principal Window	261 - 341	49 - 152	37 - 90	37 - 73	35 - 46	29 - 38	26 - 33

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Bond Sensitivity Tables

To Maturity

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	18.54	4.73	2.94	2.41	1.40	1.26	1.14
Mod Durn	14.60	4.29	2.77	2.31	1.38	1.24	1.13
Principal Window	1 - 358	1 - 292	1 - 201	1 - 161	1 - 32	1 - 26	1 - 25

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	18.41	5.00	3.13	2.53	1.43	1.27	1.16
Mod Durn	14.46	4.49	2.92	2.41	1.40	1.25	1.14
Principal Window	1 - 357	1 - 299	1 - 213	1 - 169	1 - 33	1 - 27	1 - 25

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	26.11	9.25	5.73	5.06	5.75	4.76	4.13
Mod Durn	18.78	8.01	5.24	4.70	5.29	4.44	3.90
Principal Window	261 - 356	49 - 267	40 - 175	43 - 140	33 - 119	27 - 99	25 - 84

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	26.11	9.20	5.64	4.86	4.32	3.53	3.06
Mod Durn	17.47	7.72	5.06	4.45	4.01	3.33	2.91
Principal Window	261 - 356	49 - 253	38 - 162	40 - 130	42 - 87	34 - 71	30 - 61

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	26.10	9.12	5.57	4.75	3.82	3.14	2.76
Mod Durn	17.16	7.62	4.98	4.33	3.57	2.96	2.62
Principal Window	261 - 354	49 - 228	38 - 142	39 - 114	40 - 75	32 - 61	29 - 52

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Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	26.09	9.04	5.51	4.69	3.67	3.01	2.66
Mod Durn	16.19	7.38	4.85	4.22	3.39	2.82	2.51
Principal Window	261 - 353	49 - 216	37 - 133	38 - 107	38 - 70	31 - 57	28 - 49

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	26.08	8.93	5.42	4.60	3.54	2.91	2.57
Mod Durn	16.01	7.28	4.77	4.14	3.28	2.72	2.43
Principal Window	261 - 351	49 - 202	37 - 123	38 - 99	37 - 64	30 - 53	27 - 45

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	26.05	8.79	5.32	4.53	3.43	2.82	2.51
Mod Durn	13.58	6.68	4.48	3.92	3.08	2.58	2.31
Principal Window	261 - 349	49 - 186	37 - 113	38 - 91	36 - 58	29 - 48	26 - 41

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	26.00	8.56	5.17	4.39	3.31	2.72	2.42
Mod Durn	13.56	6.57	4.38	3.81	2.98	2.49	2.24
Principal Window	261 - 346	49 - 170	37 - 102	37 - 83	35 - 53	29 - 43	26 - 37

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Excess Spread (1) (2)

Period	Date	Static LIBOR (%)	Forward LIBOR (%)	Period	Date	Static LIBOR (%)	Forward LIBOR (%)
1	Jan25,05	2.26	2.26	38	Feb25,08	4.38	3.58
2	Feb25,05	4.11	3.85	39	Mar25,08	4.62	3.92
3	Mar25,05	4.36	4.01	40	Apr25,08	4.46	3.60
4	Apr25,05	4.11	3.70	41	May25,08	4.59	3.97
5	May25,05	4.19	3.76	42	Jun25,08	4.52	3.77
6	Jun25,05	4.10	3.60	43	Jul25,08	4.62	3.92
7	Jul25,05	4.19	3.63	44	Aug25,08	4.55	3.72
8	Aug25,05	4.10	3.48	45	Sep25,08	4.55	3.68
9	Sep25,05	4.10	3.41	46	Oct25,08	4.65	3.88
10	Oct25,05	4.18	3.40	47	Nov25,08	4.56	3.83
11	Nov25,05	4.09	3.17	48	Dec25,08	4.66	3.96
12	Dec25,05	4.17	3.20	49	Jan25,09	4.57	3.75
13	Jan25,06	4.08	3.02	50	Feb25,09	4.57	3.72
14	Feb25,06	4.08	2.95	51	Mar25,09	4.83	4.20
15	Mar25,06	4.33	3.23	52	Apr25,09	4.57	3.66
16	Apr25,06	4.07	2.79	53	May25,09	4.66	3.92
17	May25,06	4.15	2.84	54	Jun25,09	4.57	3.70
18	Jun25,06	4.06	2.65	55	Jul25,09	4.66	3.84
19	Jul25,06	4.14	2.70	56	Aug25,09	4.57	3.63
20	Aug25,06	4.05	2.51	57	Sep25,09	4.57	3.59
21	Sep25,06	4.04	2.44	58	Oct25,09	4.66	3.79
22	Oct25,06	4.25	2.76	59	Nov25,09	4.57	3.66
23	Nov25,06	4.52	3.60	60	Dec25,09	4.66	3.82
24	Dec25,06	4.59	3.67	61	Jan25,10	4.57	3.60
25	Jan25,07	4.49	3.46	62	Feb25,10	4.57	3.57
26	Feb25,07	4.48	3.40	63	Mar25,10	4.84	4.09
27	Mar25,07	4.73	3.77	64	Apr25,10	4.57	3.52
28	Apr25,07	4.45	3.42	65	May25,10	4.66	3.77
29	May25,07	4.53	4.03	66	Jun25,10	4.57	3.55
30	Jun25,07	4.43	3.82	67	Jul25,10	4.66	3.70
31	Jul25,07	4.51	3.92	68	Aug25,10	4.57	3.48
32	Aug25,07	4.41	3.71	69	Sep25,10	4.57	3.46
33	Sep25,07	4.40	3.65	70	Oct25,10	4.66	3.63
34	Oct25,07	4.48	3.80	71	Nov25,10	4.57	3.50
35	Nov25,07	4.45	3.83	72	Dec25,10	4.66	3.65
36	Dec25,07	4.53	3.94	73	Jan25,11	4.58	3.43
37	Jan25,08	4.43	3.73

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral (net of the Servicing Fee, Master Servicing Fee, Class A Certificate Insurer Fee and Cap Fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

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Group I Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Jan-05	N/A	38	25-Feb-08	10.00
2	25-Feb-05	10.00	39	25-Mar-08	10.52
3	25-Mar-05	10.00	40	25-Apr-08	10.00
4	25-Apr-05	10.00	41	25-May-08	11.35
5	25-May-05	10.00	42	25-Jun-08	10.97
6	25-Jun-05	10.00	43	25-Jul-08	11.32
7	25-Jul-05	10.00	44	25-Aug-08	10.94
8	25-Aug-05	10.00	45	25-Sep-08	10.93
9	25-Sep-05	10.00	46	25-Oct-08	11.38
10	25-Oct-05	10.00	47	25-Nov-08	11.68
11	25-Nov-05	10.00	48	25-Dec-08	12.05
12	25-Dec-05	10.00	49	25-Jan-09	11.65
13	25-Jan-06	10.00	50	25-Feb-09	11.63
14	25-Feb-06	10.00	51	25-Mar-09	12.86
15	25-Mar-06	10.00	52	25-Apr-09	11.60
16	25-Apr-06	10.00	53	25-May-09	12.04
17	25-May-06	10.00	54	25-Jun-09	11.64
18	25-Jun-06	10.00	55	25-Jul-09	12.01
19	25-Jul-06	10.00	56	25-Aug-09	11.61
20	25-Aug-06	10.00	57	25-Sep-09	11.59
21	25-Sep-06	10.00	58	25-Oct-09	11.96
22	25-Oct-06	10.00	59	25-Nov-09	11.61
23	25-Nov-06	10.00	60	25-Dec-09	11.98
24	25-Dec-06	10.00	61	25-Jan-10	11.57
25	25-Jan-07	10.00	62	25-Feb-10	11.56
26	25-Feb-07	10.00	63	25-Mar-10	12.78
27	25-Mar-07	10.00	64	25-Apr-10	11.53
28	25-Apr-07	10.00	65	25-May-10	11.89
29	25-May-07	10.00	66	25-Jun-10	11.49
30	25-Jun-07	10.00	67	25-Jul-10	11.86
31	25-Jul-07	10.00	68	25-Aug-10	11.46
32	25-Aug-07	10.00	69	25-Sep-10	11.44
33	25-Sep-07	10.00	70	25-Oct-10	11.80
34	25-Oct-07	10.00	71	25-Nov-10	11.41
35	25-Nov-07	10.01	72	25-Dec-10	11.77
36	25-Dec-07	10.20	73	25-Jan-11	11.37
37	25-Jan-08	10.00	74	25-Feb-11	11.35

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

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Group II Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Jan-05	N/A	38	25-Feb-08	9.74
2	25-Feb-05	9.50	39	25-Mar-08	10.41
3	25-Mar-05	9.50	40	25-Apr-08	9.95
4	25-Apr-05	9.50	41	25-May-08	11.07
5	25-May-05	9.50	42	25-Jun-08	10.71
6	25-Jun-05	9.50	43	25-Jul-08	11.05
7	25-Jul-05	9.50	44	25-Aug-08	10.68
8	25-Aug-05	9.50	45	25-Sep-08	10.67
9	25-Sep-05	9.50	46	25-Oct-08	11.17
10	25-Oct-05	9.50	47	25-Nov-08	11.32
11	25-Nov-05	9.50	48	25-Dec-08	11.68
12	25-Dec-05	9.50	49	25-Jan-09	11.29
13	25-Jan-06	9.50	50	25-Feb-09	11.28
14	25-Feb-06	9.50	51	25-Mar-09	12.47
15	25-Mar-06	9.50	52	25-Apr-09	11.25
16	25-Apr-06	9.50	53	25-May-09	11.68
17	25-May-06	9.50	54	25-Jun-09	11.29
18	25-Jun-06	9.50	55	25-Jul-09	11.65
19	25-Jul-06	9.50	56	25-Aug-09	11.26
20	25-Aug-06	9.50	57	25-Sep-09	11.24
21	25-Sep-06	9.50	58	25-Oct-09	11.60
22	25-Oct-06	9.50	59	25-Nov-09	11.26
23	25-Nov-06	9.50	60	25-Dec-09	11.62
24	25-Dec-06	9.50	61	25-Jan-10	11.23
25	25-Jan-07	9.50	62	25-Feb-10	11.21
26	25-Feb-07	9.50	63	25-Mar-10	12.40
27	25-Mar-07	9.50	64	25-Apr-10	11.18
28	25-Apr-07	9.50	65	25-May-10	11.54
29	25-May-07	9.50	66	25-Jun-10	11.15
30	25-Jun-07	9.50	67	25-Jul-10	11.50
31	25-Jul-07	9.50	68	25-Aug-10	11.12
32	25-Aug-07	9.51	69	25-Sep-10	11.10
33	25-Sep-07	9.50	70	25-Oct-10	11.46
34	25-Oct-07	9.50	71	25-Nov-10	11.07
35	25-Nov-07	9.76	72	25-Dec-10	11.42
36	25-Dec-07	10.08	73	25-Jan-11	11.04
37	25-Jan-08	9.75	74	25-Feb-11	11.02

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

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Class M Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Jan-05	N/A	38	25-Feb-08	9.82
2	25-Feb-05	9.51	39	25-Mar-08	10.49
3	25-Mar-05	9.50	40	25-Apr-08	9.97
4	25-Apr-05	9.50	41	25-May-08	11.27
5	25-May-05	9.50	42	25-Jun-08	10.90
6	25-Jun-05	9.51	43	25-Jul-08	11.25
7	25-Jul-05	9.50	44	25-Aug-08	10.87
8	25-Aug-05	9.50	45	25-Sep-08	10.86
9	25-Sep-05	9.50	46	25-Oct-08	11.32
10	25-Oct-05	9.50	47	25-Nov-08	11.58
11	25-Nov-05	9.50	48	25-Dec-08	11.95
12	25-Dec-05	9.50	49	25-Jan-09	11.55
13	25-Jan-06	9.50	50	25-Feb-09	11.54
14	25-Feb-06	9.50	51	25-Mar-09	12.76
15	25-Mar-06	9.50	52	25-Apr-09	11.51
16	25-Apr-06	9.50	53	25-May-09	11.94
17	25-May-06	9.50	54	25-Jun-09	11.54
18	25-Jun-06	9.50	55	25-Jul-09	11.91
19	25-Jul-06	9.50	56	25-Aug-09	11.51
20	25-Aug-06	9.50	57	25-Sep-09	11.50
21	25-Sep-06	9.50	58	25-Oct-09	11.86
22	25-Oct-06	9.50	59	25-Nov-09	11.51
23	25-Nov-06	9.50	60	25-Dec-09	11.88
24	25-Dec-06	9.50	61	25-Jan-10	11.48
25	25-Jan-07	9.51	62	25-Feb-10	11.46
26	25-Feb-07	9.50	63	25-Mar-10	12.67
27	25-Mar-07	9.50	64	25-Apr-10	11.43
28	25-Apr-07	9.50	65	25-May-10	11.80
29	25-May-07	9.50	66	25-Jun-10	11.40
30	25-Jun-07	9.50	67	25-Jul-10	11.76
31	25-Jul-07	9.50	68	25-Aug-10	11.37
32	25-Aug-07	9.50	69	25-Sep-10	11.35
33	25-Sep-07	9.50	70	25-Oct-10	11.71
34	25-Oct-07	9.50	71	25-Nov-10	11.32
35	25-Nov-07	9.84	72	25-Dec-10	11.68
36	25-Dec-07	10.16	73	25-Jan-11	11.28
37	25-Jan-08	9.83	74	25-Feb-11	11.26

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

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BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, where the referenced Class first incurs a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is 115% PPC for Fixed Rate Mortgages and

              100% PPC for Adjustable Rate Mortgages,

(2) 40% loss severity,

(3) 12 month lag from default to loss, and

(4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break (%)	Cum Loss	CDR Break (%)	Cum Loss
Class M1	27.0	20.11%	24.5	18.89%
Class M2	17.7	15.04%	15.5	13.65%
Class M3	15.2	13.43%	13.0	11.92%
Class M4	13.0	11.90%	10.9	10.35%
Class M5	11.2	10.56%	9.3	9.08%
Class M6	9.9	9.55%	8.1	8.08%
Class M7	9.0	8.82%	7.3	7.39%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

MORTGAGE LOANS

The Mortgage Loans primarily consist of first lien 2/28 and 3/27 adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans, and interest-only loans.  The 2/28 and 3/27 adjustable rate loans are primarily subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through August 2004.  The final pool will be approximately $1,000,000,000 (+/-10%).

ABSC 2004-HE8

Characteristics	Total Collateral	TOTAL ARM SUMMARY	Total Fixed Summary	Group I (Conforming Summary)	Group II (Non-Conforming Summary)

Current Balance	$1,030,373,196.02	$866,530,279.92	$163,842,916.10	$749,985,801.61	$280,387,394.41
Number of Loans	5,741	4,375	1,366	4,438	1,303
Average Current Balance	$179,476.26	$198,064.06	$119,943.57	$168,991.84	$215,186.03
Interest Only Loans	18.13%	21.56%	0.00%	14.99%	26.51%
Fixed Rate Loans	15.90%	0.00%	100.00%	14.21%	20.42%
Adjustable Rate Loans	84.10%	100.00%	0.00%	85.79%	79.58%
W.A. Coupon	7.283%	7.184%	7.806%	7.27%	7.31%
W.A. Margin	5.516%	5.516%	N/A	5.54%	5.45%
W.A. Original LTV	78.42%	80.55%	67.11%	79.60%	75.25%
W.A. Original Term	355	359	333	356	352
W.A. Remaining Term	353	357	330	354	350
W.A. FICO	623	621	637	619	633
Owner Occupied	91.46%	91.23%	92.66%	91.10%	92.41%
First Lien Percentage	97.45%	100.00%	83.96%	100.00%	90.63%
Second Lien Percentage	2.55%	0.00%	16.04%	0.00%	9.37%
Top 5 States	CA(40.75%) FL(6.42%) NY(5.94%) NJ(3.76%) TX(3.28%)	CA(40.83%) FL(5.97%) NY(5.67%) NJ(4.15%) NV(3.38%)	CA(40.32%) FL(8.79%) NY(7.34%) TX(6.45%) HI(3.37%)	CA(32.39%) FL(7.30%) NY(6.32%) NJ(4.60%) TX(4.21%)	CA(63.12%) NY(4.91%) FL(4.05%) NV(2.92%) VA(2.35%)
Conforming by Balance	78.43%	78.39%	78.59%	100.00%	20.72%
Non-Conforming by Balance	21.57%	21.61%	21.41%	0.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Three sets of tables follow.

The first set of tables is the Total Pool Collateral.

The second set of tables is the Group I Pool which consist of Conforming Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The third set of tables is the Group II Pool which consists of collateral that may or may not conform to Fannie Mae or Freddie Mac Guidelines.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

ABSC SERIES 2004-HE8
TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	37	$829,747.00	0.08%	628	100.00%	10.422%	100.00%
25,001 - 50,000	269	10,690,715.00	1.04	635	91.59	10.257	98.27
50,001 - 75,000	601	37,383,014.77	3.63	603	82.50	8.853	89.02
75,001 - 100,000	737	64,422,685.10	6.25	607	81.35	8.060	91.93
100,001 - 125,000	639	71,673,341.00	6.96	610	78.92	7.489	90.47
125,001 - 150,000	566	78,012,100.87	7.57	607	79.25	7.480	92.88
150,001 - 175,000	448	72,771,051.40	7.06	609	79.12	7.447	93.52
175,001 - 200,000	430	80,792,497.25	7.84	616	78.91	7.271	95.08
200,001 - 250,000	665	149,315,231.20	14.49	625	79.04	7.140	92.82
250,001 - 300,000	500	137,134,513.00	13.31	629	79.76	6.929	89.85
300,001 - 400,000	578	199,163,938.80	19.33	637	81.97	6.977	91.25
400,001 - 500,000	214	96,236,094.00	9.34	638	82.23	6.882	87.58
500,001 - 600,000	46	24,980,512.00	2.42	639	81.91	6.824	88.78
600,001 - 700,000	10	6,320,100.00	0.61	619	74.54	6.659	89.72
700,001 or Greater	1	721,000.00	0.07	630	68.67	7.750	100.00
Total:	5,741	$1,030,446,541.39	100.00%	623	80.45%	7.283%	91.46%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	37	$829,681.00	0.08%	628	100.00%	10.422%	100.00%
25,001 - 50,000	269	10,684,347.85	1.04	635	91.59	10.257	98.27
50,001 - 75,000	602	37,454,011.73	3.63	603	82.40	8.847	88.84
75,001 - 100,000	736	64,343,073.10	6.24	607	81.40	8.063	92.04
100,001 - 125,000	639	71,667,041.90	6.96	610	78.92	7.489	90.47
125,001 - 150,000	566	78,007,483.38	7.57	607	79.25	7.480	92.88
150,001 - 175,000	448	72,767,675.59	7.06	609	79.12	7.447	93.52
175,001 - 200,000	430	80,789,336.33	7.84	616	78.91	7.271	95.08
200,001 - 250,000	665	149,307,961.71	14.49	625	79.04	7.140	92.82
250,001 - 300,000	500	137,129,501.97	13.31	629	79.76	6.929	89.85
300,001 - 400,000	578	199,146,715.25	19.33	637	81.97	6.977	91.25
400,001 - 500,000	214	96,228,882.36	9.34	638	82.23	6.882	87.58
500,001 - 600,000	46	24,976,383.85	2.42	639	81.91	6.824	88.78
600,001 - 700,000	10	6,320,100.00	0.61	619	74.54	6.659	89.72
700,001 or Greater	1	721,000.00	0.07	630	68.67	7.750	100.00
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	15	$1,989,911.62	0.19%	500	72.95%	9.201%	100.00%
501 - 525	422	63,045,511.75	6.12	513	72.68	8.535	98.46
526 - 550	523	85,257,314.91	8.27	538	74.73	7.946	95.56
551 - 575	642	105,974,794.73	10.29	563	76.77	7.546	95.08
576 - 600	703	112,548,183.92	10.92	588	79.70	7.343	96.79
601 - 625	828	151,263,648.35	14.68	613	82.61	7.143	94.78
626 - 650	865	162,803,835.33	15.80	638	82.50	7.056	91.69
651 - 675	751	145,769,444.02	14.15	662	82.35	7.021	88.71
676 - 700	438	87,409,047.37	8.48	686	83.80	6.979	84.79
701 - 725	271	56,332,129.01	5.47	712	83.51	6.822	83.17
726 - 750	148	30,128,537.12	2.92	738	81.17	6.922	75.69
751 - 775	85	17,469,446.29	1.70	761	83.49	6.803	78.79
776 - 800	47	10,045,499.80	0.97	786	79.57	6.647	72.63
801 - 825	3	335,891.80	0.03	809	88.35	8.224	100.00
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%
Weighted Average: 623

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120	1	$64,500.00	0.01%	581	62.32%	8.500%	100.00%
121 - 180	142	13,498,960.97	1.31	611	70.47	7.545	90.45
181 - 240	318	16,618,170.16	1.61	638	88.66	9.434	97.76
241 - 300	39	13,443,004.23	1.30	719	79.11	5.013	83.12
301 - 360	5,241	986,748,560.66	95.77	622	80.47	7.274	91.48
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%
Weighted Average: 355

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	143	$13,563,460.97	1.32%	611	70.43%	7.550%	90.50%
181 - 348	357	30,061,174.39	2.92	674	84.39	7.457	91.21
349 - 360	5,241	986,748,560.66	95.77	622	80.47	7.274	91.48
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%
Weighted Average: 353

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	4,276	$740,803,438.06	71.90%	619	80.19%	7.292%	93.56%
2-4 Unit	437	106,936,163.47	10.38	647	80.78	7.269	74.81
PUD - Detached	506	99,570,509.43	9.66	619	81.47	7.327	93.44
Condo	367	59,616,581.74	5.79	649	81.35	7.065	90.41
PUD - Attached	153	23,191,303.32	2.25	611	80.55	7.398	94.95
Manu Housing	2	255,200.00	0.02	565	80.00	8.236	100.00
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	5,279	$942,347,294.57	91.46%	620	80.42%	7.265%	100.00%
Investment	407	76,065,406.87	7.38	662	80.99	7.549	0.00
Second Home	55	11,960,494.58	1.16	664	79.88	7.002	0.00
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Cashout	3,090	$576,792,907.06	55.98%	602	77.61%	7.257%	92.91%
Purchase	2,065	369,333,422.12	35.84	653	84.16	7.276	88.91
Rate/Term	586	84,246,866.84	8.18	640	83.67	7.487	92.68
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.000 or Less	172	$22,597,528.47	2.19%	592	41.57%	7.234%	92.85%
50.001 - 60.000	212	38,788,208.16	3.76	599	56.06	6.922	91.09
60.001 - 70.000	558	102,995,685.90	10.00	585	66.52	7.261	89.98
70.001 - 80.000	2,391	459,059,619.88	44.55	629	78.71	7.006	94.01
80.001 - 90.000	1,447	283,894,840.01	27.55	621	87.84	7.388	84.95
90.001 - 100.000	961	123,037,313.60	11.94	650	96.41	8.212	98.03
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%
Weighted Average by Original Balance: 80.45%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	1,745	$419,904,297.16	40.75%	632	78.84%	6.962%	92.67%
Florida	480	66,126,282.29	6.42	614	81.27	7.645	91.06
New York	236	61,162,137.48	5.94	630	79.83	7.245	89.27
New Jersey	179	38,701,097.69	3.76	624	81.23	7.368	90.84
Texas	355	33,844,296.33	3.28	597	79.61	7.884	95.97
Massachusetts	151	33,185,854.52	3.22	630	79.98	7.174	86.83
Nevada	156	32,642,115.23	3.17	627	81.12	7.286	88.51
Illinois	174	27,625,559.02	2.68	624	82.36	7.574	90.77
Washington	152	23,508,061.73	2.28	627	83.64	7.358	97.31
Maryland	120	22,553,801.72	2.19	596	79.03	7.436	92.99
Arizona	156	21,842,554.43	2.12	620	83.86	7.349	90.12
Other	1,837	249,277,138.42	24.19	614	82.40	7.595	90.05
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%
Number of States Represented: 50 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	3,089	$483,223,747.55	46.90%	601	80.28%	7.250%	95.03%
Limited	232	46,387,294.13	4.50	620	81.79	7.130	88.89
Stated	2,420	500,762,154.34	48.60	645	80.50	7.329	88.25
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 5.000	29	$10,143,547.23	0.98%	713	78.50%	4.793%	85.61%
5.001 - 5.500	103	25,830,152.05	2.51	664	74.82	5.327	94.02
5.501 - 6.000	350	78,065,054.14	7.58	648	75.74	5.848	97.10
6.001 - 6.500	652	153,394,074.73	14.89	645	77.88	6.339	96.07
6.501 - 7.000	1,024	215,608,092.84	20.93	633	80.00	6.797	91.56
7.001 - 7.500	931	179,928,835.05	17.46	625	81.27	7.314	89.67
7.501 - 8.000	882	164,309,562.41	15.95	610	81.95	7.770	87.91
8.001 - 8.500	501	78,936,101.55	7.66	587	82.43	8.263	89.34
8.501 - 9.000	416	55,227,815.74	5.36	578	82.44	8.745	86.79
9.001 - 9.500	198	21,975,315.20	2.13	567	81.56	9.266	88.49
9.501 - 10.000	215	18,684,612.97	1.81	585	83.33	9.786	92.84
10.001 - 10.500	128	8,735,516.74	0.85	623	88.90	10.304	99.23
10.501 - 11.000	125	9,247,746.14	0.90	597	86.54	10.798	96.12
11.001 - 11.500	97	5,502,416.38	0.53	620	95.34	11.245	98.24
11.501 - 12.000	48	2,883,229.75	0.28	600	95.97	11.746	100.00
12.001 - 12.500	31	1,424,034.41	0.14	579	96.84	12.221	100.00
12.501 - 13.000	11	477,088.69	0.05	583	96.89	12.649	100.00
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%
Weighted Average: 7.283%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,366	$163,842,916.10	15.90%	637	79.92%	7.806%	92.66%
11.501 - 12.000	45	15,696,171.20	1.52	711	78.60	4.966	86.56
12.001 - 12.500	90	20,504,858.72	1.99	651	73.98	5.362	95.64
12.501 - 13.000	301	66,187,677.56	6.42	641	75.60	5.840	96.88
13.001 - 13.500	532	125,785,678.02	12.21	642	79.02	6.347	96.04
13.501 - 14.000	875	189,916,767.49	18.43	633	80.68	6.803	91.19
14.001 - 14.500	775	154,471,974.94	14.99	625	82.17	7.320	88.72
14.501 - 15.000	751	144,114,458.88	13.99	608	82.47	7.773	88.87
15.001 - 15.500	417	69,836,199.19	6.78	583	82.68	8.260	89.70
15.501 - 16.000	330	45,982,730.92	4.46	573	82.79	8.745	87.27
16.001 - 16.500	134	16,923,675.36	1.64	557	80.15	9.249	87.16
16.501 - 17.000	78	10,333,145.64	1.00	537	75.35	9.780	94.81
17.001 - 17.500	21	2,888,400.00	0.28	533	73.77	10.342	100.00
17.501 - 18.000	19	2,914,050.00	0.28	521	71.47	10.805	100.00
18.001 - 18.500	3	456,100.00	0.04	517	69.62	11.285	100.00
18.501 - 19.000	1	280,192.00	0.03	523	69.18	11.850	100.00
19.001 - 19.500	2	179,800.00	0.02	505	74.94	12.200	100.00
19.501 - 20.000	1	58,400.00	0.01	501	80.00	12.600	100.00
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%
Weighted Average: 14.180%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,366	$163,842,916.10	15.90%	637	79.92%	7.806%	92.66%
0.501 - 1.000	5	968,693.67	0.09	646	77.86	6.952	83.09
1.501 - 2.000	2	371,250.00	0.04	554	80.79	7.726	100.00
2.001 - 2.500	1	114,000.00	0.01	714	95.00	6.900	0.00
2.501 - 3.000	5	1,963,560.00	0.19	757	80.68	4.559	100.00
3.001 - 3.500	26	8,796,794.23	0.85	723	78.46	4.896	76.02
3.501 - 4.000	7	2,617,000.00	0.25	683	80.80	5.625	100.00
4.001 - 4.500	3	523,200.00	0.05	650	80.00	7.588	100.00
4.501 - 5.000	67	15,166,871.91	1.47	607	79.73	7.135	90.96
5.001 - 5.500	2,007	370,498,031.46	35.96	613	81.74	6.994	91.65
5.501 - 6.000	1,789	385,537,397.08	37.42	637	81.36	7.281	89.93
6.001 - 6.500	234	41,072,164.54	3.99	557	73.88	7.795	97.37
6.501 - 7.000	225	37,873,165.46	3.68	560	68.64	8.163	96.26
7.001 - 7.500	1	233,651.57	0.02	595	90.00	7.500	100.00
7.501 - 8.000	2	659,500.00	0.06	615	80.83	7.565	100.00
8.001 - 8.500	1	135,000.00	0.01	594	88.82	8.990	100.00
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%
Weighted Average: 5.516%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YY/MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,366	$163,842,916.10	15.90%	637	79.92%	7.806%	92.66%
2005-01	37	13,225,354.23	1.28	721	79.06	4.955	84.05
2006-04	1	368,268.90	0.04	502	80.00	7.350	100.00
2006-06	3	383,623.01	0.04	622	67.37	7.067	69.66
2006-07	23	5,741,663.57	0.56	639	86.16	7.320	71.86
2006-08	199	44,732,893.07	4.34	642	83.99	7.178	80.56
2006-09	579	129,523,293.09	12.57	631	79.89	7.153	89.56
2006-10	3,160	604,535,693.26	58.67	613	80.69	7.258	92.55
2006-11	75	12,320,820.00	1.20	599	74.41	7.298	93.57
2007-07	1	153,891.30	0.01	583	88.00	7.750	100.00
2007-08	21	3,745,377.21	0.36	654	82.49	6.796	81.30
2007-09	41	8,207,248.28	0.80	646	76.27	6.882	88.83
2007-10	226	42,175,178.00	4.09	634	79.33	6.995	94.00
2007-11	9	1,416,976.00	0.14	632	76.75	6.179	100.00
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,446	$249,449,106.69	24.21%	626	81.10%	7.578%	89.31%
7 - 12	185	45,328,273.97	4.40	634	81.30	7.498	86.48
13 - 24	3,156	586,723,573.68	56.94	618	80.79	7.160	92.55
25 - 36	954	148,872,241.68	14.45	637	77.79	7.208	92.27
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25 Yr 1 Month Libor -Interest Only ARM	37	$13,225,354.23	1.28%	721	79.06%	4.955%	84.05%
2/28 ARM	3,402	635,419,369.44	61.67	607	80.24	7.305	89.26
2/28 Interest Only ARM	638	162,186,885.46	15.74	661	82.41	6.972	99.08
3/27 ARM	244	44,318,814.25	4.30	629	78.76	6.949	90.64
3/27 Interest Only ARM	54	11,379,856.54	1.10	666	80.18	6.937	100.00
Fixed Rate	1,366	163,842,916.10	15.90	637	79.92	7.806	92.66
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	4,132	$751,296,434.00	72.91%	639	82.53%	7.183%	90.68%
A-	423	66,833,793.69	6.49	571	75.82	7.684	93.21
A+	524	95,962,763.78	9.31	593	78.14	7.353	90.44
B	310	53,992,908.30	5.24	558	73.59	7.791	97.27
C	286	44,610,913.57	4.33	556	67.83	8.065	98.38
C-	29	4,451,028.45	0.43	555	63.75	9.488	100.00
FICO	37	13,225,354.23	1.28	721	79.06	4.955	84.05
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	5,247	$1,004,087,416.90	97.45%	622	79.94%	7.195%	91.23%
Second Lien	494	26,285,779.12	2.55	657	99.87	10.648	100.00
Total:	5,741	$1,030,373,196.02	100.00%	623	80.45%	7.283%	91.46%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

ABSC SERIES 2004-HE8
GROUP I COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	46	$2,279,000.00	0.30%	586	62.09%	8.436%	91.88%
50,001 - 75,000	409	25,216,888.77	3.36	585	77.30	8.325	85.05
75,001 - 100,000	595	52,290,542.10	6.97	601	79.35	7.759	91.16
100,001 - 125,000	581	65,196,991.00	8.69	610	78.70	7.458	90.21
125,001 - 150,000	530	73,067,468.70	9.74	606	78.97	7.444	93.15
150,001 - 175,000	422	68,496,600.40	9.13	609	79.31	7.421	93.36
175,001 - 200,000	409	76,797,447.25	10.24	615	79.02	7.290	94.83
200,001 - 250,000	637	143,017,414.20	19.07	624	79.04	7.151	92.67
250,001 - 300,000	476	130,519,943.00	17.40	628	79.74	6.938	89.54
300,001 - 400,000	300	98,102,211.80	13.08	642	82.43	7.010	90.89
400,001 - 500,000	31	13,913,390.00	1.86	650	83.86	7.044	66.36
500,001 - 600,000	1	520,000.00	0.07	644	73.24	7.500	0.00
600,001 - 700,000	1	612,000.00	0.08	653	90.00	7.100	100.00
Total:	4,438	$750,029,897.22	100.00%	619	79.60%	7.274%	91.10%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	46	$2,278,939.03	0.30%	586	62.09%	8.436%	91.88%
50,001 - 75,000	410	25,290,563.32	3.37	585	77.17	8.318	84.80
75,001 - 100,000	594	52,212,584.27	6.96	601	79.41	7.761	91.29
100,001 - 125,000	581	65,192,132.76	8.69	610	78.70	7.458	90.21
125,001 - 150,000	530	73,063,172.23	9.74	606	78.97	7.444	93.15
150,001 - 175,000	422	68,493,325.92	9.13	609	79.31	7.421	93.36
175,001 - 200,000	409	76,794,286.33	10.24	615	79.02	7.290	94.83
200,001 - 250,000	637	143,010,269.65	19.07	624	79.04	7.151	92.67
250,001 - 300,000	476	130,514,931.97	17.40	628	79.74	6.938	89.54
300,001 - 400,000	300	98,093,321.07	13.08	642	82.43	7.010	90.89
400,001 - 500,000	31	13,910,275.06	1.85	650	83.86	7.044	66.36
500,001 - 600,000	1	520,000.00	0.07	644	73.24	7.500	0.00
600,001 - 700,000	1	612,000.00	0.08	653	90.00	7.100	100.00
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	14	$1,896,161.62	0.25%	500	72.85%	9.241%	100.00%
501 - 525	381	54,202,767.79	7.23	514	72.74	8.556	98.35
526 - 550	447	66,439,457.35	8.86	538	74.95	8.015	95.86
551 - 575	565	85,100,476.06	11.35	563	76.99	7.593	95.27
576 - 600	531	83,780,710.46	11.17	588	79.29	7.264	97.01
601 - 625	631	107,242,686.14	14.30	613	81.71	7.060	93.99
626 - 650	632	111,960,407.67	14.93	639	81.35	6.972	91.66
651 - 675	533	99,208,372.45	13.23	662	81.50	7.001	86.50
676 - 700	313	60,459,748.65	8.06	686	82.52	6.851	85.11
701 - 725	188	39,472,376.95	5.26	712	82.23	6.690	81.95
726 - 750	106	21,395,397.76	2.85	737	80.69	6.912	70.40
751 - 775	63	12,251,683.23	1.63	761	82.82	6.821	79.14
776 - 800	32	6,359,305.48	0.85	786	77.31	6.794	62.49
801 - 825	2	216,250.00	0.03	806	81.90	6.633	100.00
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%
Weighted Average: 619

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	122	$11,115,858.34	1.48%	613	69.87%	7.514%	94.78%
181 - 240	48	5,523,571.39	0.74	625	71.96	7.536	94.94
241 - 300	22	5,695,005.23	0.76	708	78.90	5.165	87.17
301 - 360	4,246	727,651,366.65	97.02	619	79.81	7.285	91.05
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%
Weighted Average: 356

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	122	$11,115,858.34	1.48%	613	69.87%	7.514%	94.78%
181 - 348	70	11,218,576.62	1.50	667	75.48	6.332	90.99
349 - 360	4,246	727,651,366.65	97.02	619	79.81	7.285	91.05
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%
Weighted Average: 354

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	3,279	$520,409,462.17	69.39%	613	79.26%	7.302%	93.64%
2-4 Unit	386	96,159,763.67	12.82	645	80.31	7.255	74.30
PUD - Detached	366	66,504,637.60	8.87	614	80.60	7.252	95.79
Condo	287	47,744,593.59	6.37	645	80.18	7.011	89.63
PUD - Attached	119	19,032,144.58	2.54	611	80.33	7.317	93.84
Manu Housing	1	135,200.00	0.02	509	80.00	8.800	100.00
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	4,043	$683,234,607.21	91.10%	615	79.46%	7.247%	100.00%
Investment	351	59,335,814.82	7.91	665	81.29	7.585	0.00
Second Home	44	7,415,379.58	0.99	646	78.85	7.212	0.00
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Cashout	2,541	$427,281,196.80	56.97%	598	77.08%	7.320%	92.54%
Purchase	1,526	268,023,643.13	35.74	651	83.17	7.196	88.28
Rate/Term	371	54,680,961.68	7.29	629	81.78	7.294	93.63
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.000 or Less	156	$19,250,764.80	2.57%	595	41.35%	7.246%	92.46%
50.001 - 60.000	177	29,134,600.69	3.88	603	55.94	6.940	92.80
60.001 - 70.000	479	79,638,263.68	10.62	584	66.57	7.303	90.25
70.001 - 80.000	2,039	350,802,704.61	46.77	625	78.73	7.106	94.18
80.001 - 90.000	1,203	202,614,175.51	27.02	620	87.86	7.473	83.49
90.001 - 100.000	384	68,545,292.32	9.14	645	95.54	7.656	97.71
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%
Weighted Average by Original Balance: 79.60%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	1,091	$242,917,640.61	32.39%	627	76.46%	6.910%	92.22%
Florida	385	54,763,955.11	7.30	612	80.90	7.545	91.05
New York	196	47,390,536.39	6.32	626	78.71	7.254	88.43
New Jersey	164	34,535,763.98	4.60	624	80.95	7.364	90.87
Texas	323	31,579,152.06	4.21	595	79.34	7.886	96.16
Massachusetts	131	28,937,544.77	3.86	630	78.95	7.084	87.79
Nevada	122	24,441,065.56	3.26	620	80.10	7.179	93.91
Illinois	150	24,191,107.40	3.23	629	81.60	7.470	89.46
Washington	110	18,668,323.55	2.49	626	82.52	7.097	96.61
Arizona	127	17,852,901.51	2.38	620	83.40	7.196	92.60
Maryland	94	16,718,334.18	2.23	588	77.39	7.489	93.14
Other	1,545	207,989,476.49	27.73	613	82.32	7.544	89.22
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%

Number of States Represented: 50 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	2,461	$374,704,677.29	49.96%	598	79.35%	7.209%	94.28%
Limited	170	29,984,009.95	4.00	616	80.67	7.159	88.25
Stated	1,807	345,297,114.37	46.04	643	79.77	7.354	87.89
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	16	$4,421,448.23	0.59%	694	76.93%	4.841%	87.09%
5.001 - 5.500	75	16,112,114.23	2.15	660	73.83	5.332	96.71
5.501 - 6.000	292	56,399,903.48	7.52	646	75.08	5.849	96.78
6.001 - 6.500	512	104,200,077.80	13.89	646	77.37	6.340	95.56
6.501 - 7.000	846	156,427,829.15	20.86	635	79.28	6.796	91.38
7.001 - 7.500	803	140,354,390.97	18.71	625	80.90	7.316	89.49
7.501 - 8.000	746	123,206,112.10	16.43	609	81.73	7.774	88.62
8.001 - 8.500	440	62,915,411.68	8.39	584	82.13	8.262	87.70
8.501 - 9.000	369	47,584,365.38	6.34	574	82.16	8.741	88.57
9.001 - 9.500	167	18,525,691.37	2.47	560	80.57	9.260	89.25
9.501 - 10.000	98	11,175,168.29	1.49	545	75.92	9.764	88.59
10.001 - 10.500	29	3,342,234.00	0.45	535	73.23	10.326	97.98
10.501 - 11.000	30	3,789,175.00	0.51	528	71.72	10.797	90.54
11.001 - 11.500	9	896,487.93	0.12	524	71.45	11.260	89.20
11.501 - 12.000	3	397,192.00	0.05	520	70.89	11.791	100.00
12.001 - 12.500	2	179,800.00	0.02	505	74.94	12.200	100.00
12.501 - 13.000	1	58,400.00	0.01	501	80.00	12.600	100.00
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%

Weighted Average: 7.274%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	751	$106,600,858.02	14.21%	633	75.37%	7.357%	90.74%
11.501 - 12.000	25	6,956,098.23	0.93	698	77.75	5.023	91.79
12.001 - 12.500	68	14,149,964.23	1.89	650	73.68	5.360	96.26
12.501 - 13.000	251	47,629,994.77	6.35	639	75.26	5.838	96.61
13.001 - 13.500	424	85,977,328.36	11.46	643	78.75	6.356	95.66
13.501 - 14.000	716	136,290,410.02	18.17	634	80.01	6.802	91.06
14.001 - 14.500	666	120,849,348.74	16.11	624	81.81	7.322	88.65
14.501 - 15.000	632	106,539,273.93	14.21	606	82.32	7.778	88.96
15.001 - 15.500	367	55,118,498.32	7.35	580	82.49	8.260	88.02
15.501 - 16.000	302	40,128,674.99	5.35	571	82.73	8.743	90.04
16.001 - 16.500	125	14,920,314.36	1.99	554	80.14	9.251	89.05
16.501 - 17.000	68	8,717,095.64	1.16	534	74.94	9.779	93.85
17.001 - 17.500	20	2,723,400.00	0.36	534	73.70	10.352	100.00
17.501 - 18.000	16	2,410,050.00	0.32	521	72.70	10.812	100.00
18.001 - 18.500	3	456,100.00	0.06	517	69.62	11.285	100.00
18.501 - 19.000	1	280,192.00	0.04	523	69.18	11.850	100.00
19.001 - 19.500	2	179,800.00	0.02	505	74.94	12.200	100.00
19.501 - 20.000	1	58,400.00	0.01	501	80.00	12.600	100.00
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%

Weighted Average: 14.254%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	751	$106,600,858.02	14.21%	633	75.37%	7.357%	90.74%
0.501 - 1.000	3	469,430.00	0.06	711	79.14	6.199	100.00
1.501 - 2.000	2	371,250.00	0.05	554	80.79	7.726	100.00
2.001 - 2.500	1	114,000.00	0.02	714	95.00	6.900	0.00
2.501 - 3.000	2	549,560.00	0.07	739	80.00	4.600	100.00
3.001 - 3.500	14	3,534,795.23	0.47	720	78.15	4.899	83.85
3.501 - 4.000	5	1,545,000.00	0.21	682	81.36	5.774	100.00
4.001 - 4.500	1	221,600.00	0.03	652	80.00	7.990	100.00
4.501 - 5.000	46	8,132,720.91	1.08	614	79.18	7.167	91.77
5.001 - 5.500	1,732	285,039,963.83	38.01	611	81.76	7.045	91.36
5.501 - 6.000	1,470	277,590,142.05	37.01	636	80.99	7.340	89.75
6.001 - 6.500	212	34,695,664.54	4.63	555	73.71	7.911	97.08
6.501 - 7.000	197	30,657,665.46	4.09	555	68.22	8.220	95.38
7.001 - 7.500	1	233,651.57	0.03	595	90.00	7.500	100.00
7.501 - 8.000	1	229,500.00	0.03	578	85.00	7.500	100.00
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%

Weighted Average: 5.540%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YY/MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	751	$106,600,858.02	14.21%	633	75.37%	7.357%	90.74%
2005-01	20	5,477,355.23	0.73	712	78.77	5.031	89.58
2006-06	3	383,623.01	0.05	622	67.37	7.067	69.66
2006-07	16	2,747,181.57	0.37	618	83.51	7.336	76.60
2006-08	162	32,955,236.63	4.39	642	84.13	7.222	80.96
2006-09	449	86,172,765.14	11.49	629	79.02	7.221	90.92
2006-10	2,723	464,420,598.26	61.92	611	80.51	7.315	92.03
2006-11	67	10,819,220.00	1.44	601	74.59	7.313	93.30
2007-07	1	153,891.30	0.02	583	88.00	7.750	100.00
2007-08	17	2,613,394.17	0.35	659	81.27	6.973	73.20
2007-09	35	6,556,648.28	0.87	643	76.55	6.974	86.02
2007-10	186	29,743,054.00	3.97	628	79.38	7.078	92.98
2007-11	8	1,341,976.00	0.18	635	78.72	6.166	100.00
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,158	$190,763,257.09	25.44%	619	80.60%	7.591%	90.51%
7 - 12	135	29,922,173.57	3.99	630	79.15	7.472	82.37
13 - 24	2,444	422,441,396.69	56.33	615	80.05	7.151	91.93
25 - 36	701	106,858,974.26	14.25	636	76.13	7.137	91.31
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25 Yr 1 Month Libor -Interest Only ARM	20	$5,477,355.23	0.73%	712	78.77%	5.031%	89.58%
2/28 ARM	2,959	497,278,048.38	66.30	606	80.01	7.355	89.60
2/28 Interest Only ARM	461	100,220,576.23	13.36	662	82.29	7.003	99.11
3/27 ARM	209	33,648,771.21	4.49	626	78.62	7.035	88.99
3/27 Interest Only ARM	38	6,760,192.54	0.90	664	81.21	6.987	100.00
Fixed Rate	751	106,600,858.02	14.21	633	75.37	7.357	90.74
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	3,061	$535,039,712.25	71.34%	638	81.69%	7.104%	89.98%
A-	372	54,987,419.06	7.33	569	75.45	7.750	93.54
A+	432	70,304,188.68	9.37	589	77.88	7.403	90.07
B	277	44,027,384.37	5.87	554	73.53	7.929	96.81
C	251	36,286,813.57	4.84	553	67.50	8.105	98.19
C-	25	3,862,928.45	0.52	556	63.78	9.555	100.00
FICO	20	5,477,355.23	0.73	712	78.77	5.031	89.58
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	0.91

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%
Total:	4,438	$749,985,801.61	100.00%	619	79.60%	7.274%	91.10%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

ABSC SERIES 2004-HE8
GROUP II COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	37	$829,747.00	0.30%	628	100.00%	10.422%	100.00%
25,001 - 50,000	223	8,411,715.00	3.00	648	99.58	10.751	100.00
50,001 - 75,000	192	12,166,126.00	4.34	639	93.27	9.948	97.24
75,001 - 100,000	142	12,132,143.00	4.33	628	89.95	9.359	95.26
100,001 - 125,000	58	6,476,350.00	2.31	607	81.07	7.800	93.15
125,001 - 150,000	36	4,944,632.17	1.76	620	83.34	8.011	88.79
150,001 - 175,000	26	4,274,451.00	1.52	599	76.12	7.859	96.17
175,001 - 200,000	21	3,995,050.00	1.42	634	76.80	6.913	100.00
200,001 - 250,000	28	6,297,817.00	2.25	626	79.03	6.885	96.34
250,001 - 300,000	24	6,614,570.00	2.36	634	80.15	6.754	95.85
300,001 - 400,000	278	101,061,727.00	36.04	633	81.52	6.945	91.60
400,001 - 500,000	183	82,322,704.00	29.36	636	81.95	6.854	91.16
500,001 - 600,000	45	24,460,512.00	8.72	639	82.09	6.810	90.67
600,001 - 700,000	9	5,708,100.00	2.04	616	72.88	6.612	88.61
700,001 or Greater	1	721,000.00	0.26	630	68.67	7.750	100.00
Total:	1,303	$280,416,644.17	100.00%	633	82.74%	7.307%	92.41%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	37	$829,681.00	0.30%	628	100.00%	10.422%	100.00%
25,001 - 50,000	223	8,405,408.82	3.00	648	99.58	10.751	100.00
50,001 - 75,000	192	12,163,448.41	4.34	639	93.27	9.948	97.24
75,001 - 100,000	142	12,130,488.83	4.33	628	89.95	9.359	95.26
100,001 - 125,000	58	6,474,909.14	2.31	607	81.07	7.800	93.15
125,001 - 150,000	36	4,944,311.15	1.76	620	83.34	8.011	88.79
150,001 - 175,000	26	4,274,349.67	1.52	599	76.12	7.859	96.17
175,001 - 200,000	21	3,995,050.00	1.42	634	76.80	6.913	100.00
200,001 - 250,000	28	6,297,692.06	2.25	626	79.03	6.885	96.34
250,001 - 300,000	24	6,614,570.00	2.36	634	80.15	6.754	95.85
300,001 - 400,000	278	101,053,394.18	36.04	633	81.52	6.945	91.60
400,001 - 500,000	183	82,318,607.30	29.36	636	81.95	6.854	91.16
500,001 - 600,000	45	24,456,383.85	8.72	639	82.09	6.810	90.67
600,001 - 700,000	9	5,708,100.00	2.04	616	72.88	6.612	88.61
700,001 or Greater	1	721,000.00	0.26	630	68.67	7.750	100.00
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 500	1	$93,750.00	0.03%	500	75.00%	8.380%	100.00%
501 - 525	41	8,842,743.96	3.15	513	72.27	8.406	99.10
526 - 550	76	18,817,857.56	6.71	538	73.96	7.704	94.49
551 - 575	77	20,874,318.67	7.44	563	75.87	7.354	94.28
576 - 600	172	28,767,473.46	10.26	588	80.88	7.572	96.16
601 - 625	197	44,020,962.21	15.70	614	84.79	7.346	96.68
626 - 650	233	50,843,427.66	18.13	638	85.05	7.240	91.76
651 - 675	218	46,561,071.57	16.61	662	84.15	7.065	93.44
676 - 700	125	26,949,298.72	9.61	685	86.67	7.266	84.07
701 - 725	83	16,859,752.06	6.01	714	86.51	7.132	86.03
726 - 750	42	8,733,139.36	3.11	739	82.34	6.948	88.68
751 - 775	22	5,217,763.06	1.86	762	85.04	6.760	77.96
776 - 800	15	3,686,194.32	1.31	787	83.46	6.395	90.11
801 - 825	1	119,641.80	0.04	813	100.00	11.100	100.00
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%
Weighted Average: 633

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120	1	$64,500.00	0.02%	581	62.32%	8.500%	100.00%
121 - 180	20	2,383,102.63	0.85	604	73.27	7.693	70.25
181 - 240	270	11,094,598.77	3.96	644	96.98	10.380	99.16
241 - 300	17	7,747,999.00	2.76	727	79.27	4.901	80.14
301 - 360	995	259,097,194.01	92.41	630	82.33	7.244	92.69
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%
Weighted Average: 352

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	21	$2,447,602.63	0.87%	603	72.98%	7.714%	71.04%
181 - 348	287	18,842,597.77	6.72	678	89.69	8.127	91.34
349 - 360	995	259,097,194.01	92.41	630	82.33	7.244	92.69
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%
Weighted Average: 350

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	997	$220,393,975.89	78.60%	631	82.41%	7.270%	93.39%
PUD - Detached	140	33,065,871.83	11.79	629	83.22	7.476	88.73
Condo	80	11,871,988.15	4.23	666	86.08	7.278	93.55
2-4 Unit	51	10,776,399.80	3.84	665	84.94	7.396	79.38
PUD - Attached	34	4,159,158.74	1.48	614	81.54	7.769	100.00
Manu Housing	1	120,000.00	0.04	629	80.00	7.600	100.00
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	1,236	$259,112,687.36	92.41%	631	82.94%	7.311%	100.00%
Investment	56	16,729,592.05	5.97	652	79.93	7.424	0.00
Second Home	11	4,545,115.00	1.62	693	81.56	6.658	0.00
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Cashout	549	$149,511,710.26	53.32%	611	79.13%	7.079%	93.96%
Purchase	539	101,309,778.99	36.13	658	86.79	7.486	90.57
Rate/Term	215	29,565,905.16	10.54	660	87.17	7.844	90.93
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.000 or Less	16	$3,346,763.67	1.19%	576	42.79%	7.161%	95.11%
50.001 - 60.000	35	9,653,607.47	3.44	586	56.41	6.865	85.93
60.001 - 70.000	79	23,357,422.22	8.33	588	66.35	7.116	89.07
70.001 - 80.000	352	108,256,915.27	38.61	644	78.66	6.683	93.46
80.001 - 90.000	244	81,280,664.50	28.99	624	87.77	7.176	88.59
90.001 - 100.000	577	54,492,021.28	19.43	657	97.50	8.911	98.44
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%
Weighted Average by Original Balance: 82.74%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	654	$176,986,656.55	63.12%	638	82.10%	7.035%	93.28%
New York	40	13,771,601.09	4.91	644	83.69	7.215	92.17
Florida	95	11,362,327.18	4.05	624	83.05	8.124	91.12
Nevada	34	8,201,049.67	2.92	650	84.15	7.608	72.41
Virginia	24	6,600,072.23	2.35	640	83.42	7.798	89.92
Maryland	26	5,835,467.54	2.08	618	83.73	7.283	92.55
Other	430	57,630,220.15	20.55	615	84.05	7.908	93.18
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%

Number of States Represented: 47 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	628	$108,519,070.26	38.70%	612	83.46%	7.391%	97.61%
Limited	62	16,403,284.18	5.85	628	83.83	7.075	90.07
Stated	613	155,465,039.97	55.45	649	82.13	7.273	89.03
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	13	$5,722,099.00	2.04%	727	79.71%	4.756%	84.47%
5.001 - 5.500	28	9,718,037.82	3.47	670	76.47	5.319	89.56
5.501 - 6.000	58	21,665,150.66	7.73	653	77.47	5.848	97.92
6.001 - 6.500	140	49,193,996.93	17.55	644	78.97	6.336	97.16
6.501 - 7.000	178	59,180,263.69	21.11	629	81.89	6.799	92.04
7.001 - 7.500	128	39,574,444.08	14.11	628	82.58	7.306	90.31
7.501 - 8.000	136	41,103,450.31	14.66	615	82.63	7.757	85.79
8.001 - 8.500	61	16,020,689.87	5.71	598	83.60	8.266	95.77
8.501 - 9.000	47	7,643,450.36	2.73	600	84.22	8.765	75.69
9.001 - 9.500	31	3,449,623.83	1.23	610	86.86	9.299	84.41
9.501 - 10.000	117	7,509,444.68	2.68	644	94.36	9.819	99.15
10.001 - 10.500	99	5,393,282.74	1.92	677	98.62	10.289	100.00
10.501 - 11.000	95	5,458,571.14	1.95	645	96.82	10.799	100.00
11.001 - 11.500	88	4,605,928.45	1.64	639	99.99	11.242	100.00
11.501 - 12.000	45	2,486,037.75	0.89	613	99.97	11.738	100.00
12.001 - 12.500	29	1,244,234.41	0.44	590	100.00	12.224	100.00
12.501 - 13.000	10	418,688.69	0.15	595	99.25	12.655	100.00
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%

Weighted Average: 7.307%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	615	$57,242,058.08	20.42%	646	88.39%	8.644%	96.25%
11.501 - 12.000	20	8,740,072.97	3.12	721	79.28	4.922	82.39
12.001 - 12.500	22	6,354,894.49	2.27	653	74.64	5.364	94.26
12.501 - 13.000	50	18,557,682.79	6.62	646	76.49	5.847	97.57
13.001 - 13.500	108	39,808,349.66	14.20	641	79.60	6.328	96.85
13.501 - 14.000	159	53,626,357.47	19.13	632	82.39	6.806	91.53
14.001 - 14.500	109	33,622,626.20	11.99	629	83.45	7.310	88.94
14.501 - 15.000	119	37,575,184.95	13.40	613	82.91	7.757	88.62
15.001 - 15.500	50	14,717,700.87	5.25	595	83.37	8.260	95.98
15.501 - 16.000	28	5,854,055.93	2.09	591	83.19	8.753	68.26
16.001 - 16.500	9	2,003,361.00	0.71	575	80.21	9.230	73.16
16.501 - 17.000	10	1,616,050.00	0.58	551	77.57	9.789	100.00
17.001 - 17.500	1	165,000.00	0.06	523	75.00	10.180	100.00
17.501 - 18.000	3	504,000.00	0.18	522	65.58	10.774	100.00
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%

Weighted Average: 13.965%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	615	$57,242,058.08	20.42%	646	88.39%	8.644%	96.25%
0.501 - 1.000	2	499,263.67	0.18	584	76.65	7.661	67.20
2.501 - 3.000	3	1,414,000.00	0.50	764	80.95	4.544	100.00
3.001 - 3.500	12	5,261,999.00	1.88	726	78.67	4.894	70.76
3.501 - 4.000	2	1,072,000.00	0.38	686	80.00	5.410	100.00
4.001 - 4.500	2	301,600.00	0.11	649	80.00	7.293	100.00
4.501 - 5.000	21	7,034,151.00	2.51	599	80.37	7.099	90.02
5.001 - 5.500	275	85,458,067.63	30.48	620	81.67	6.824	92.63
5.501 - 6.000	319	107,947,255.03	38.50	640	82.34	7.129	90.40
6.001 - 6.500	22	6,376,500.00	2.27	568	74.82	7.169	98.93
6.501 - 7.000	28	7,215,500.00	2.57	582	70.42	7.918	100.00
7.501 - 8.000	1	430,000.00	0.15	635	78.61	7.600	100.00
8.001 - 8.500	1	135,000.00	0.05	594	88.82	8.990	100.00
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%

Weighted Average: 5.446%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YY/MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	615	$57,242,058.08	20.42%	646	88.39%	8.644%	96.25%
2005-01	17	7,747,999.00	2.76	727	79.27	4.901	80.14
2006-04	1	368,268.90	0.13	502	80.00	7.350	100.00
2006-07	7	2,994,482.00	1.07	659	88.59	7.307	67.52
2006-08	37	11,777,656.44	4.20	641	83.60	7.054	79.47
2006-09	130	43,350,527.95	15.46	634	81.61	7.018	86.87
2006-10	437	140,115,095.00	49.97	621	81.29	7.068	94.29
2006-11	8	1,501,600.00	0.54	588	73.11	7.189	95.47
2007-08	4	1,131,983.04	0.40	641	85.29	6.388	100.00
2007-09	6	1,650,600.00	0.59	660	75.16	6.517	100.00
2007-10	40	12,432,124.00	4.43	647	79.21	6.796	96.45
2007-11	1	75,000.00	0.03	578	41.67	6.400	100.00
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	288	$58,685,849.60	20.93%	647	82.74%	7.535%	85.41%
7 - 12	50	15,406,100.40	5.49	643	85.49	7.549	94.48
13 - 24	712	164,282,176.99	58.59	626	82.68	7.182	94.13
25 - 36	253	42,013,267.42	14.98	640	81.99	7.388	94.72
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25 Yr 1 Month Libor -Interest Only ARM	17	$7,747,999.00	2.76%	727	79.27%	4.901%	80.14%
2/28 ARM	443	138,141,321.06	49.27	610	81.07	7.123	88.02
2/28 Interest Only ARM	177	61,966,309.23	22.10	659	82.60	6.923	99.03
3/27 ARM	35	10,670,043.04	3.81	638	79.19	6.677	95.87
3/27 Interest Only ARM	16	4,619,664.00	1.65	670	78.68	6.864	100.00
Fixed Rate	615	57,242,058.08	20.42	646	88.39	8.644	96.25
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	1,071	$216,256,721.75	77.13%	642	84.60%	7.379%	92.41%
A-	51	11,846,374.63	4.23	577	77.51	7.375	91.72
A+	92	25,658,575.10	9.15	605	78.85	7.216	91.44
B	33	9,965,523.93	3.55	572	73.83	7.182	99.32
C	35	8,324,100.00	2.97	567	69.25	7.890	99.18
C-	4	588,100.00	0.21	549	63.54	9.050	100.00
FICO	17	7,747,999.00	2.76	727	79.27	4.901	80.14
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	809	$254,101,615.29	90.63%	631	80.97%	6.961%	91.63%
Second Lien	494	26,285,779.12	9.37	657	99.87	10.648	100.00
Total:	1,303	$280,387,394.41	100.00%	633	82.74%	7.307%	92.41%